Mark D. Morelli President and Chief Executive Officer Gregory P. Rustowicz Vice President – Finance & Chief Financial Officer BLUEPRINT 2021: RAISING EXPECTATIONS 9 January 2018

2 © 2018 Columbus McKinnon Corporation SAFE HARBOR STATEMENT These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

3 © 2018 Columbus McKinnon Corporation BLUEPRINT 2021 STRATEGY  Transform into a high performing industrial technology company  Increase earnings power with selective deployment of self-funded key initiatives FOCUS ON DRIVING PROFITABLE GROWTH Profitable growth  Ramp the New Product Engine - double R&D spend; smart products  Strengthen the Core - product availability and on-line end user engagement Operational excellence  Simplify business structure  Leverage common platforms and components Business development  Introduce portfolio analysis  Further pivot to growth-oriented industrial technology company Strategy creates foundation for stronger business model

4 © 2018 Columbus McKinnon Corporation MISSION & VISION STATEMENTS Mission: We provide expert, professional-grade solutions and products, building the trust of customers by solving their high-value problems. Vision: To become the leading industrial technology company in safe & productive motion control. Partners in Motion Control

5 © 2018 Columbus McKinnon Corporation HIGHLY RELEVANT TO CUSTOMERS Professional grade solutions for complex applications

6 © 2018 Columbus McKinnon Corporation  Strengthen the core  Ramp new product engine  Create end-user pull  Become easy to do business with  STAHL value creation  Portfolio Analysis  Pivot strategy: Value creating acquisitions  Best in class safety & quality  Continuous improvement  Optimize supply chain & global footprint  Simplify product platform  Simplify business structure Become the leading Industrial Technology Company in safe & productive motion control STRATEGY: PARTNERS IN MOTION CONTROL Profitable Growth Business Development Operational Excellence

STRATEGY: EVOLUTION OF COLUMBUS MCKINNON



Growth Oriented
Industrial
Technology
Late State
Cyclical Industry
Today
Future
Phase III
Business development
Further Pivot:
• Portfolio assessment
• M&A
Phase II
Operational excellence
Profitable growth
Simplify:
• Business structure
• Product platforms
Operating improvements
Increase R&D
Phase I
Get control
Achieve results
Create Performance Culture:
• Tiger teams
• E-PAS

Pivot from late stage industrial to growth oriented industrial technology company

© 2018 Columbus McKinnon Corporation

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8 © 2018 Columbus McKinnon Corporation PHASE I: GET CONTROL & ACHIEVE RESULTS

9 © 2018 Columbus McKinnon Corporation PHASE I: GET CONTROL 1. STRENGTHEN THE CORE 2. LEVERAGE MAGNETEK 3. STAHL VALUE CREATION 4. PAY OFF DEBT TIGER TEAMS ESTABLISHED

10 © 2018 Columbus McKinnon Corporation Mission, Vision, Values Strategy Deployment Risk & Opportunity (R&Os) Monthly Operating Reviews (MORs) KPIs Implemented In Progress More to Come  Phased implementation: Multi-step, Multi-year  MOR’s & R&O’s have been implemented  Strategy deployment Earnings Power Acceleration System Operating system deployment is critical to executing the plan PHASE I ACHIEVE RESULTS: E-PAS Enabler

11 © 2018 Columbus McKinnon Corporation PHASE I ACHIEVE RESULTS: TIGER TEAMS STRENGTHEN THE CORE LEVERAGE MAGNETEK Solve for missed revenue due to unplanned purchases Smart Hoist A new approach to gain greater market penetration

12 © 2018 Columbus McKinnon Corporation PHASE I ACHIEVE RESULTS: TIGER TEAMS $5.0 $11.0 FY 2018 FY 2019 $30.1 FY18 YTD FY 2018E FY 2019E STAHL VALUE CREATION PAY DOWN DEBT On track with synergies Paying down debt ahead of schedule ($ in millions) $55 - $60 $55 - $65

13 © 2018 Columbus McKinnon Corporation PHASE II: OPERATIONAL EXCELLENCE & PROFITABLE GROWTH

14 © 2018 Columbus McKinnon Corporation Industrial End Users General Distribution/Rental Lifting Specialists (Direct Sales) Rigging Specialists Crane Builders EPC OEM Motion Technology Distributors Industrial Products Crane Solutions & Kits Engineered Products Motion Technology Channel Partners: Product Categories: Understanding the business from the “customer back,” three product categories are evident Market Drives Structure PHASE II: OPERATIONAL EXCELLENCE

15 © 2018 Columbus McKinnon Corporation Simplify organization BRANDS: PRODUCTS: Manual Chain Hoist  Electrical Chain Hoist Rigging / Clamps  Industrial Winches High Capacity Hooks Cranes, Wire Rope Hoists Drives and Controls Crane Kits & Components Jibs, Workstations Linear & Mechanical Actuators  Lifting Tables Rail & Road Actuation Systems Operating structure aligned with products and brands leads to global business units Industrial Products Crane Solutions Engineered Products GLOBAL BUSINESS UNITS: PHASE II: OPERATIONAL EXCELLENCE

16 © 2018 Columbus McKinnon Corporation High Performance Standard Industrial Basic Rationalize global platforms while maintaining brands Wire Rope Hoist Platform PHASE II: OPERATIONAL EXCELLENCE Simplify product platforms

17 © 2018 Columbus McKinnon Corporation Niche Products 9 hoists rationalized to 3, representing ~80% of sales Hand Chain Hoist Platform 80% of sales 20% of sales Basic Standard Industrial High Performance PHASE II: OPERATIONAL EXCELLENCE Hand chain hoist harmonization

18 © 2018 Columbus McKinnon Corporation COMMON PARTS LEVER TOOL CHAIN BLOCK CHAIN BLOCK 1 CHAIN BLOCK 3 CHAIN BLOCK 2 LEVER TOOL 2 LEVER TOOL 1 LEVER TOOL 3 INDIVIDUAL PARTS “The individual shell plus outside” Optimization of supply chain Manual Chain Hoist Platform PARTS ARE 100% SHARED “Everything between the side plates” PARTS ARE SHARED BETWEEN PRODUCT TYPE “Everything between the side plates and the shell” Shared platforms lead to common parts - drives inventory efficiencies and purchasing power PHASE II: OPERATIONAL EXCELLENCE

19 © 2018 Columbus McKinnon Corporation 38% 20% 10% 9% 7% 6% 5% 5% Hoists Forging Power Control Actuators / Rotary Unions Square Footage by Function FY17 Other Crane / Overhead Rail Consolidating warehouses, improved floor space utilization & efficiency improvements represent significant opportunity Logistics / Warehouses ~ Chain ~ 2,500,000 SF 19 Factories 9 Warehouses PHASE II: OPERATIONAL EXCELLENCE Potential for operating improvements

Phase II: Investing for Growth

($ in millions)

Creating Center of Excellence in FY2019



~$16.0
~$27.0
Sustaining Engineering Investment[1]
Engineered to Order
Research
Product Engineering
R&D
~$10M
65%
R&D
~$21M
75%
FY17[2]
FY21

Double R&D spend over next 3 years

© 2018 Columbus McKinnon Corporation

[1] *Included in SG&A* [2] *Excludes impact of STAHL*

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21 © 2018 Columbus McKinnon Corporation PHASE II: SMART HOIST VISION Megatrend movement to industrial automation Source: University of Oxford, ARK Original Research 2017 2035 0 80 m ill io n s Projected full-time jobs automated in the U.S. Opportunity to capitalize on automation megatrend

22 © 2018 Columbus McKinnon Corporation Leveraging technology and experience to design “Smart Hoists”  Onboard diagnostics  Remote monitoring  Precision lifting  Load sensing  Preventative maintenance Leads to improved safety and reduced down time Leveraging recent acquisitions to deliver solution-based products PHASE II: INVESTING FOR GROWTH Smart Hoists

23 © 2018 Columbus McKinnon Corporation PHASE III: BUSINESS DEVELOPMENT

PHASE III: BUSINESS DEVELOPMENT

Portfolio assessment



Selective Investment
Invest / Grow
Scale-Up
Indust. Tech
Fix / Exit
Selective Investment
Invest / Grow
Divest
Fix / Exit
Selective Investment
High
Medium
Low
CMCO Business Position
Low
Medium
High
Industry Attractiveness

Portfolio Assessment Criteria

- **Business model**
- **Profitability**
- **Market position**
- **Industry growth**
- **Risk assessment**



EBITDA
(to scale)
<~$5M
>~$5M
>~$10M
New

© 2018 Columbus McKinnon Corporation

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25 © 2018 Columbus McKinnon Corporation Initial thoughts on fields of interest:  Engineered systems  Positioning and control equipment Further pivot from late stage industrial to growth oriented industrial technology Action Items:  Analyze motion control taxonomy  Focus on industrial technology designed to optimize processes and efficiency PHASE III: BUSINESS DEVELOPMENT Acquisitions

26 © 2018 Columbus McKinnon Corporation DRIVING RESULTS

27 © 2018 Columbus McKinnon Corporation $108 ~$130 - $155 Q2FY18 LTM (pro forma*) FY21 13.3% ~15% -17% $809 ~$860 - $910 Q2FY18 LTM (pro forma*) FY21 GM% 32.6% ~34% - 36% RSG&A% 21.7% ~21% ($ in millions) ESTIMATED IMPACT OF INITIATIVES Blueprint 2021 expected to achieve >15% EBITDA margins EBITDA% REVENUE EBITDA *Includes 8 months of actual STAHL results annualized

28 © 2018 Columbus McKinnon Corporation High Case Assumptions  Bullish growth in key global verticals  Rapid adoption of configurator  Smart Hoist out performs Low Case Assumptions  Key verticals slow to declining  Stagnant US economy  EMEA political instability  No growth in Asia Base Case Assumptions  Continued growth in US economy  Key growth initiatives deliver  Stable geo-political environment Q2FY18 LTM $809M EBITDA $108M (13.3%) Revenue 3-year CAGR EBITDA Margin 5% - 7% 16% - 18% 2% - 4% 15% - 17% 0% - 1% 13% - 14% Revenue and EBITDA Margin Potential1 RESULTS POTENTIAL: SCENARIO ANALYSIS (pro forma2) 1 Excludes impact of acquisitions and divestitures 2 Includes 8 months of actual STAHL results annualized

29 © 2018 Columbus McKinnon Corporation SIGNIFICANT FREE CASH FLOW GENERATION Achieving net leverage below 2x in FY19 provides sufficient financial flexibility for pivot strategy ($ in millions) $8.7 $21.0 $30.3 $46.1 $57.6 FY14 FY15 FY16 FY17 Q2 FY18 TTM FY19E FY20E FY21E $70 - $75 $75 - $85 $85 - $95 After: • Annual CapEx of $20 to $25 million • Annual Pension contribution of ~$12 million ENABLES MEASURABLE ANNUAL DEBT PAYMENT • $55 million to $65 million in FY19

30 © 2018 Columbus McKinnon Corporation LIVING OUR VALUES

31 © 2018 Columbus McKinnon Corporation Be easy to do business with. Focus on the customer. Listen. Simplify. Deliver on your commitments. Aim for greatness. Do your best. Hold yourself accountable. Think differently. Be proactive with new ideas. Ask questions. Be part of the solution. Win as a team. Work together. Respect each other. Celebrate success. Act with integrity. Do the right thing. Extend trust. Appreciate differences. OUR VALUES We are raising expectations by living these values through our daily behavior.

Questions? BLUEPRINT 2021: RAISING EXPECTATIONS 9 January 2018

BLUEPRINT 2021: RAISING EXPECTATIONS 9 January 2018